Debt	12 Months Ended
Dec. 31, 2013
Debt [Abstract]
Debt

10. DEBT

Debt as of December 31, 2013 and 2012 consisted of the following:

	December 31,
	2013	2012
	(in thousands)
Senior secured credit facility with PNC Bank, N.A.	$ 167,040	$ 157,250
Note payable to H&L Construction Co., Inc.	800	1,560
Other notes payable	3,206	4,739
Total	171,046	163,549
Less current portion	(1,024)	(2,350)
Long-term debt	$ 170,022	$ 161,199

Senior Secured Credit Facility with PNC Bank, N.A.—The original maximum availability under the credit facility by and among the Operating Company, the guarantors (including the Partnership) and lenders which are parties thereto, and PNC Bank, N.A. as administrative agent was $200.0 million. On June 8, 2011, with the consent of the lenders, the Operating Company exercised the option to increase the amount available to borrow under the credit agreement by $50.0 million to $250.0 million as part of the Elk Horn Acquisition discussed earlier. As part of exercising this option to increase the available amount under the credit agreement, the Operating Company paid a fee of $1.0 million to the lenders, which was recorded in Debt issuance costs in Other non-current assets on the Partnership’s consolidated statements of financial position and in Cash flows from financing activities in the Partnership’s consolidated statements of cash flows.

On July 29, 2011, the Operating Company and the Partnership, as a guarantor, executed an amended and restated senior secured credit facility with PNC Bank, N.A., as administrative agent, and a group of lenders, which are parties thereto. The maximum availability under the amended and restated credit facility is $300.0 million, with a one-time option to increase the availability by an amount not to exceed $50.0 million. Of the $300.0 million, $75.0 million is available for letters of credit. Borrowings under the facility bear interest, which varies depending upon the levels of certain financial ratios. As part of the agreement, the Operating Company is required to pay a commitment fee on the unused portion of the borrowing availability that also varies depending upon the levels of certain financial ratios. Borrowings on the amended and restated senior secured credit facility are collateralized by all the unsecured assets of the Partnership. The amended and restated senior secured credit facility requires the Partnership to maintain certain minimum financial ratios and contains certain restrictive provisions, including among others, restrictions on making loans, investments and advances, incurring additional indebtedness, guaranteeing indebtedness, creating liens, and selling or assigning stock. The Partnership was in compliance with all covenants contained in the amended and restated senior secured credit facility as of and for the period ended December 31, 2013. The amended and restated senior secured credit facility expires in July 2016.

As part of executing the amended and restated senior secured credit facility, the Operating Company paid a fee of approximately $2.8 million to the lenders, which was recorded in Debt issuance costs in Other non-current assets on the Partnership’s consolidated statements of financial position and in Cash flows from financing activities in the Partnership’s consolidated statements of cash flows. The Partnership evaluated the accounting guidance in ASC Topic 470, Debt, De-recognition, Line-of-Credit or Revolving-Debt Arrangements, and determined that the balance of the previous deferred financing costs met the requirements to be included with the fees paid for the amended and restated credit facility, with the combined balance of financing costs being deferred and amortized over the five year term of the amended and restated credit facility.

In April 2013, the Partnership entered into an amendment of its amended and restated senior secured credit facility with PNC Bank, N.A., as administrative agent, and a group of lenders, which are parties thereto. The amendment provided for an increase in the maximum allowed investments in coal-related entities outside of the Partnership (i.e. joint ventures) under the amended and restated senior secured credit facility from $25 million to $40 million. The amendment also altered the maximum leverage ratio allowed under the amended and restated senior secured credit facility and also altered the pricing grid to include applicable interest rates for borrowings, letter of credit fees and commitment fees on unused borrowings based upon the new maximum leverage ratio. The amendment increases the maximum leverage ratio of the amended and restated senior secured credit facility to 3.75 from April 1, 2013 through March 31, 2015, then steps the maximum leverage ratio down to its previous level of 3.0 after December 31, 2015. All other terms of the amended and restated senior secured credit facility were not affected by the amendment. As part of executing the amendment to the amended and restated senior secured credit facility, the Operating Company paid a fee of approximately $1.0 million to the lenders in April 2013, which was recorded in Debt issuance costs in Other non-current assets on the Partnership’s consolidated statements of financial position and in Cash flows from financing activities in the Partnership’s consolidated statements of cash flows.

At December 31, 2013, the Operating Company had borrowed $162.0 million at a variable interest rate of LIBOR plus 3.00% (3.17% at December 31, 2013) and an additional $5.0 million at a variable interest rate of PRIME plus 2.00% (5.25% at December 31, 2013). In addition, the Operating Company had outstanding letters of credit of $21.5 million at a fixed interest rate of 3.00% at December 31, 2013. Based upon a maximum borrowing capacity of 3.75 times a trailing twelve-month EBITDA calculation (as defined in the credit agreement), the Operating Company had not used $56.1 million of the borrowing availability at December 31, 2013.

For the year ending December 31, 2013, the Partnership capitalized interest costs of approximately $0.1 million, which was related to the construction of its Pennyrile mine in western Kentucky.  The Partnership did not capitalize any interest costs during the years ended December 31, 2012 and 2011.

Note payable to H&L Construction Co., Inc.—The note payable to H&L Construction Co., Inc. was originally a non-interest bearing note and the Partnership has recorded a discount for imputed interest at a rate of 5.0% on this note that is being amortized over the life of the note using the effective interest method. The note payable matures in January 2015. The note is secured by mineral rights purchased by the Partnership from H&L Construction Co., Inc. with a carrying amount of $11.1 million and $11.3 million at December 31, 2013 and 2012, respectively.

Principal payments on long-term debt due subsequent to December 31, 2013 are as follows:

in thousands
2014	$ 1,049
2015	210
2016	167,265
2017	240
2018	257
Thereafter	2,050
Total principal payments	171,071
Less imputed interest on interest free notes payable	(25)
Total debt	$ 171,046